SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Tactical Investment Series Trust

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Tactical Investment Series Trust

TFA Tactical Income Fund

Tactical Growth Allocation Fund

TFA Quantitative Fund

TFA AlphaGen Growth Fund

11726 Seven Gables Road, Cincinnati, OH 45249

November 8, 2024

Dear Shareholders:

On behalf of the Board of Trustees (the “Board”) of Tactical Investment Series Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Trust, on behalf of its series, TFA Tactical Income Fund, Tactical Growth Allocation Fund, TFA Quantitative Fund, and TFA AlphaGen Growth Fund (each, a “Fund” and, collectively, the “Funds”), each a diversified series of the Trust. The Special Meeting is scheduled to be held on February 7, 2025, at 10:00 a.m., Central Time, at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

At the Special Meeting, shareholders of the Trust will be asked to vote on: (i) the election of three Trustees to the Board; and (ii) any other business that may properly come before the Special Meeting.

The proposal is discussed in the enclosed Proxy Statement, which you should read carefully.

The Board recommends that you vote “FOR” the election of each nominee to the Board as identified in the accompanying Proxy Statement.

Your vote is important, regardless of the number of shares of the Funds you own. You may vote before the Special Meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. It is very important that the Trust receive your vote. The Board encourages you to vote no later than 11:59 p.m. ET on February 6, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If you have any questions or require assistance with voting, please contact our proxy solicitor, EQ Fund Solutions, at the number on the enclosed Proxy Card.

We appreciate your participation and prompt attention to this matter and thank you for your continued support.

Sincerely,

/s/ Keith Schmidt

Keith Schmidt

President of Tactical Investment Series Trust

Tactical Investment Series Trust

TFA Tactical Income Fund

Tactical Growth Allocation Fund

TFA Quantitative Fund

TFA AlphaGen Growth Fund

11726 Seven Gables Road, Cincinnati, OH 45249

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 7, 2025

Dear Shareholders:

The Board of Trustees (the “Board”) of Tactical Investment Series Trust (the “Trust”) has called a special meeting of the shareholders (with any postponements or adjournments, the “Special Meeting”) of the Trust, on behalf of its series, TFA Tactical Income Fund, Tactical Growth Allocation Fund, TFA Quantitative Fund, and TFA AlphaGen Growth Fund (each, a “Fund” and, collectively, the “Funds”), each a diversified series of the Trust, to be held on February 7, 2025, at 10:00 a.m., Central Time, at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, for the following purposes:

1.	To elect three nominees for Trustee to the Board, each holding office indefinitely or until his respective successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the Special Meeting.

The Board is soliciting your vote on behalf of the Board and the Funds. The Board has already approved the election of the nominees to the Board, subject to shareholder approval. The Board determined that the proposal is in the best interests of the Funds and their shareholders and recommends that you vote FOR it. Shareholders of record at the close of business on October 28, 2024 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

You may vote before the meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. The Board encourages you to vote no later than 11:59 p.m. ET on February 6, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Keith Schmidt

Keith Schmidt

President of Tactical Investment Series Trust

Tactical Investment Series Trust

TFA Tactical Income Fund

Tactical Growth Allocation Fund

TFA Quantitative Fund

TFA AlphaGen Growth Fund

11726 Seven Gables Road, Cincinnati, OH 45249

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 7, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Tactical Investment Series Trust (the “Trust”) on behalf of the TFA Tactical Income Fund, Tactical Growth Allocation Fund, TFA Quantitative Fund, and TFA AlphaGen Growth Fund (each, a “Fund” and, collectively, the “Funds”), each a diversified series of the Trust, for use at the special meeting of shareholders, to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on February 7, 2025, at 10:00 a.m., Central Time, and at any adjournments thereof (the “Special Meeting”). The Notice of the Meeting, Proxy Statement, and accompanying Proxy Card will first be mailed to shareholders on or about November 12, 2024. Only shareholders of record at the close of business on October 28, 2024 (the “Record Date”), will be entitled to vote at the Special Meeting.

The shareholders of the Trust are being asked to consider the following proposal:

1.	To elect three Trustees to the Board, each holding office indefinitely or until his respective successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Special Meeting.

The Board believes the proposal is in the Funds’ and their shareholders’ best interests and recommends that you vote FOR it.

You may vote before the meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. The Board encourages you to vote no later than 11:59 p.m. ET on February 6, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at vote.proxyonline.com/m3sixty/docs/TFA2024.pdf. The Funds’ annual and semi-annual reports are free and can be obtained by calling 833-974-3787.

PROPOSAL: ELECTION OF TRUSTEE NOMINEES

Summary of the Proposal

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of its trustees have been elected by shareholders. Currently, there are three Trustees, two of whom have previously been elected by shareholders and one appointed by the Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”). One of the current Trustees, Matthew Brennan, has indicated that he will retire from the Board effective December 31, 2024. By electing the two remaining current Trustees plus a new Trustee nominee at the Special Meeting, the Board will be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Following a Board meeting held on October 28, 2024, the current Independent Trustees of the Trust nominated for election three nominees to serve on the Board of Trustees of the Trust. The nominees are: Richard M. Curry, Michael Jones, and Vivek K. Sarin (the “Nominees”). Each of the Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act. Each of the Nominees was nominated by the Trust’s current Board members who are Independent Trustees. Mr. Sarin’s appointment to the Board is effective January 1, 2025, with his continued service subject to approval by shareholders at the Special Meeting. The 1940 Act requires that a meeting be held to elect a fund’s trustees within sixty days of such time as less than a majority of the trustees have been elected by shareholders. Following Mr. Brennan’s resignation and Mr. Sarin’s appointment to the Board, one-third of the Trustees will have been elected by shareholders.

The shareholders of the Trust are being asked to vote for the election of the three Nominees at the Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Nominee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The Trust does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them highly qualified. The Trustees are responsible for the management and supervision of the Funds. They set broad policies for the Funds and choose the Funds’ officers. The Trustees also: approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review the performance of the investment adviser, sub-advisers, and the Funds; and oversee activities of the Funds.

In regard to each Nominee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Nominees serve on the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board (as applicable). In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Messrs. Curry and Jones currently serve as Trustees, while Mr. Sarin is a first-time Nominee and will serve as a Trustee effective January 1, 2025.

Nominees and Trustees

Basic information concerning the Nominees is set forth below. Unless otherwise indicated, the address of all persons below is c/o M3Sixty Administration, LLC is 4300 Shawnee Mission Parkway, Fairway, Kansas 66205:

Name and Year of Birth	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard M. Curry Birth Year: 1939	Trustee	Indefinite/ February 2021 - present	Independent Life and Health Insurance Adviser, Curry Moore & Associates (2014 – present); Adjunct Professor of Investments, University of Cincinnati (2005 – present)	4	None
Michael Jones Birth Year: 1982	Trustee	Indefinite/April 2024 - present	Kautz-Uible Assistant Professor of Economics, University of Cincinnati (2023-present), Associate Professor, Educator of Economics, University of Cincinnati (2019-2023)	4	None
Vivek K. Sarin Birth Year: 1967	Nominee	Indefinite/ Beginning January 2025	President, Juvo Company, LLC (2013 – present); Interim Secretary & Executive Cabinet Member, Kentucky Cabinet for Economic Development (2017 to 2019)	4 (effective January 2025)	Waycross Independent Trust (2021 – present)

1 The “Fund Complex” consists of the Tactical Investment Series Trust.

The following table provides information regarding each officer of the Trust.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years
Keith Schmidt Birth Year: 1969	President	Since October 2023	President, Tactical Fund Advisors, LLC (2023-Present); President Horter Investment Management, LLC (2023-Present); Executive Vice-President & National Director of Advisory Services, Bancoporation, Zions Bank (2014-2023)
Bo J. Howell Birth Year: 1981	Secretary	Since February 2022	Managing Member, FinTech Law, LLC (2022-present); Shareholder, Strauss Troy Co., LPA (2020-2022); CEO of CCO Technology, LLC (d/b/a Joot) (2018-present); Partner, Practus LLP (2018-2020)
Larry Beaver Birth Year: 1969	Treasurer	Since February 2022	Head of Operations, M3Sixty Administration, LLC (2021-present); Treasurer, 360 Funds Trust (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-2021); Assistant Treasurer, 360 Funds Trust (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, IDX Funds (2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy Siefer Birth Year: 1977	Chief Compliance Officer	Since August 2024	Director of Compliance, PINE Advisor Solutions (2024 – Present); Vice President, Citi Fund Services (2012 – 2024)
Tim Easton Birth Year: 1968	Anti-Money Laundering Compliance Officer	Since January 2024	Chief Operating Officer, M3Sixty Distributors, LLC (2024 – present): Head of Transfer Agency, M3Sixty Administration, LLC (2022 – present); Self Employed (2020 – 2022); Head of Sales, M3Sixty Administration, LLC (2019 – 2020)

Qualifications of Nominees

The following is a summary of qualifications, experiences, and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Richard Curry – Independent Trustee – Mr. Curry has over 20 years of experience in the securities industry, having previously served as a securities dealer at McDonald and Company, college professor of investments, and president and director of registered investment companies. He currently serves as an Adjunct Professor of Investments at the University of Cincinnati Lindner College of Business and is a risk management advisor at Curry Moore & Associates.

Michael Jones – Independent Trustee – Dr. Jones is a professor with over 10 years of experience in fields relevant to business and the investment industry generally. He is the Kautz-Uible Assistant Professor of Economics at the University of Cincinnati. He earned his Ph.D. in Economics at the University of Notre Dame, his MBA from the University of Cincinnati, and a BA in Mathematics and Classics and BS in Computer Science from the University of Kentucky. Prior to receiving his Ph.D., he worked as a Senior Research Analyst for the Nielsen Company and as a Senior Business Development Manager at Cincinnati Bell. Dr. Jones is also the Academic Director for the Kautz-Uible Economics Institute.

Vivek Sarin – Independent Trustee Nominee – Mr. Sarin is a business leader with 33 years of international business experience in manufacturing, supply chain development, logistics, product development and sales. He has several years of experience serving on the board of another investment company. He recently served in the public sector as a member of the Kentucky Cabinet for Economic Development to achieve all-time records in every area of economic development, employment, exports, and revenue. Mr. Sarin received his Bachelor of Science from Indiana University – Kelley School of Business, his Masters in Business Administration from Miami University, and a certification in Executive Leadership from Northwestern University – Kellogg School of Management.

If approved by shareholders, each Nominee will serve until his death, retirement, resignation, removal from office, declaration of bankruptcy, or incapacity.

The process for resignation or removal of a Trustee is set forth in the organizational documents for the Trust. The organizational documents for the Trust provide that (a) any Trustee may resign his or her office at any time by written instrument signed by the Trustee and delivered to any officer of the Trust or to a meeting of the Board of Trustees which shall take effect upon receipt unless specified to be effective at some later time; (b) any Trustee may be removed with or without cause by action of a majority of the then Trustees at a duly constituted meeting; and (c) any Trustee may be removed by shareholders only to the extent provided by the 1940 Act and the rules and regulations thereunder.

If a Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Trustee who is not or would not be an interested Trustee shall be made by a majority of the Trustees who are not interested Trustees. The Board has no reason to believe that a Nominee will become unavailable for election as a Trustee. Please see the NCG Committee Charter of the Trust provided in Appendix A.

Board Leadership Structure

The Trust is led by Richard M. Curry, who has served as the Chairman of the Board since inception. The Board is comprised of three Trustees, each of whom is an Independent Trustee. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for presiding at board meetings and calling special meetings on an as-needed basis. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman together with the standing committees and the full Board, provide effective leadership that is in the best interests of the Trust and the Funds’ shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Responsibilities of the Board and its Role in Risk Oversight

The Board is comprised of three Independent Trustees, a standing independent Audit Committee, a Nominating and Corporate Governance (“NCG”) Committee, and a Qualified Legal Compliance (“QLC”) Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.

The Audit Committee considers financial and reporting risk within its area of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the independent registered public accounting firm. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the most recent fiscal year ending December 31.

The NCG Committee oversees the nomination of Trustees, governance procedures, and Trustee compensation. In selecting and nominating persons to serve as independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. The NCG Committee operates pursuant to an NCG Committee Charter and meets periodically as necessary. The NCG Committee met once during the most recent fiscal year ending December 31.

The QLC Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The QLC Committee operates pursuant to a QLC Committee Charter and meets periodically as necessary. The QLC Committee did not meet during the most recent fiscal year ending December 31.

Meetings of the Board

The Trustees meet regularly to review a wide variety of matters affecting or potentially affecting the Trust and its Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Board held four regularly scheduled meetings and one special meeting during the most recent fiscal year ending December 31. In calendar year 2023 and calendar year to date 2024, each Trustee attended at least 75% of the total number of meetings of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service. All Trustees were reimbursed for expenses for attendance at meetings of the Board.

How is the Board Paid for its Services to the Trust?

Officers of the Trust and Trustees who are “interested persons” of the Trust or the adviser/sub-advisers will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives an annual retainer of $20,000, paid quarterly, plus a fee of $2,500 per special Board meeting, special Committee meeting, any regularly scheduled quarterly Board meeting at which the approval of an advisory or sub-advisory agreement is considered, or other meeting attended. Compensation expenses are allocated to the Funds equally. The Independent Trustees of the Funds do not receive any pension or retirement benefits from the Funds.

The following table describes the compensation paid to the Trustees for the fiscal year ended December 31, 2023.

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Independent Trustees
Richard Curry	$35,000	None	None	$35,000
Michael Jones[1]	None	None	None	None

1 Mr. Jones was appointed to the Board effective April 1, 2024.

Ownership of Fund Shares

As of October 28, 2024, each Nominee beneficially owned the following amounts in the Funds:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Trust
Independent Trustees/Nominees
Richard Curry	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None
Michael Jones	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None
Vivek Sarin	TFA Tactical Income Fund	None	None
	Tactical Growth Allocation Fund	None
	TFA Quantitative Fund	None
	TFA AlphaGen Growth Fund	None

Ownership of Securities of Adviser, Principal Underwriter or Related Entities. As of October 28, 2024, none of the Nominees and/or their immediate family members owned securities of any of the Funds’ investment advisers, sub-advisers, principal underwriter or any entity controlling, controlled by, or under common control with such entities.

Evaluation by the NCG Committee

At the meeting of the NCG Committee held on October 28, 2024, the NCG Committee identified Mr. Sarin as a candidate to replace Mr. Brennan. The Committee considered the following qualifications of Mr. Sarin: (i) knowledge related to the mutual fund industry; (ii) professional experience; (iii) educational background; (iv) reputation; (v) financial, technical, and other expertise, skills, core competencies, and qualifications; (vi) ability to contribute to the ongoing functions of the Board; and (vii) ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust, all relative to the existing composition of the Board and the anticipated vacancies.

The NCG Committee has determined that each Nominee possesses the requisite knowledge, experience, and skills to serve as an Independent Trustee and recommended each Nominee to serve until his resignation, retirement, incapacity, death, or such other time as the Board determines.

The NCG Committee nominated each Nominee to serve as an Independent Trustee and nominated Mr. Sarin to serve as Chairman of the NCG Committee, effective January 1, 2025, until his resignation, retirement, incapacity, death, or such other time as the Board determines, and recommended that the Board approve each Nominee’s nomination.

Evaluation by the Board of Trustees

At the special Board meeting held on October 28, 2024, the Board reviewed the qualifications of each Nominee, as noted above, to serve as Independent Trustee and the qualifications of Mr. Sarin to serve as the Chairman of the NCG Committee and determined that each has the necessary education, experience, and skills for the role. The Board appointed each Nominee to serve as an Independent Trustee and Mr. Sarin to serve as the NCG Committee Chairman, effective January 1, 2025, until his resignation, retirement, incapacity, death, or such other time as the Board determines.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSAL

OPERATION OF THE FUNDS

The Funds are each a diversified series of the Trust, an open-end management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated January 13, 2021. The Board supervises the Funds’ business activities. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Tactical Fund Advisors, LLC, located at 11726 Seven Gables Road, Cincinnati, Ohio 45249, as an investment adviser to the Funds. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent, and accounting agent. U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Funds’ assets. Matrix 360 Distributors, LLC, located at 4300 Shawnee Mission Parkway, Fairway, Kansas 66205, serves as the principal underwriter and national distributor for the Shares of the Funds.

THE PROXY

The Board is soliciting your vote on behalf of the Funds so each shareholder can vote on the proposal at the Special Meeting. A proxy for voting your Shares at the Special Meeting is enclosed. The Shares represented by each valid proxy received in time will be voted on at the Special Meeting as specified. If no specification is made, the Shares represented by a duly executed proxy for the Funds will be voted to approve the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the proxy holders on any other matter that may come before the Special Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of the Funds were outstanding and entitled to vote:

Fund	Shares Outstanding
TFA Tactical Income Fund
Class I	3,038,877.53
Tactical Growth Allocation Fund
Class I	2,975,173.11
TFA Quantitative Fund
Class I	5,113,065.83
TFA AlphaGen Growth Fund
Class I	3,863,120.95

Shareholders of record of each Fund on the Record Date are entitled to vote at the Special Meeting. Each shareholder of each share class of each Fund is entitled to one vote per share held, and a fractional vote for each fractional share.

As of the Record Date, the following persons owned of record or beneficially 5% or more of a Fund:

TFA Tactical Income Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. 211 Main Street San Francisco CA 94105	99.82%

Tactical Growth Allocation Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. 211 Main Street San Francisco CA 94105	99.80%

TFA Quantitative Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. 211 Main Street San Francisco CA 94105	99.92%

TFA AlphaGen Growth Fund – Class I Shares

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. 211 Main Street San Francisco CA 94105	99.98%

Required Vote for the Proposal. Approval of the Proposal requires the affirmative vote of a plurality of the votes cast at a shareholders’ meeting at which a quorum is present, in person or by proxy. A “plurality” is defined as more votes cast for than against each Nominee for Trustee of the Trust.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Special Meeting that are not subsequently revoked will be voted as specified in the proxy. If the proxy is properly executed and no instructions are given, it will be voted in favor of the proposal. A proxy concerning Shares held in the name of two or more persons is valid. It will be counted if executed by any of them unless, at or before its use, the Funds receive written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Funds. You may change your vote by submitting a subsequently executed and dated proxy card, authorizing your proxy by internet on a later date, or attending the Special Meeting and casting your vote in person. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy. If your Shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting.

Thirty-three and one-third percent (33-1/3%) of the Shares of the Trust entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Funds at the Special Meeting. In determining whether a quorum is present, Shares represented by proxies that reflect abstentions will be counted as Shares that are present and entitled to vote. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Solicitation of Proxies. The Trust has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $35,000 plus out-of-pocket expenses, which will be borne by the Funds. Under this arrangement, EQ Fund Solutions has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person or by telephone by representatives of the Funds, M3Sixty, or their affiliates. The Funds will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Special Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Trust, the investment adviser, or M3Sixty, or their affiliates. Telephonic or electronically transmitted instructions from shareholders of the Funds may obtain authorization to permit the investment adviser to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Funds, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. To vote online, follow the instructions on the website using the enclosed proxy card.

Shareholders of the Funds are entitled to cast one vote for each Share owned on the Record Date and a proportionate fractional vote for each fractional Share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board or any or all the Independent Trustees and forwarded to the Secretary of the Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The Funds will bear the costs and expenses incurred in preparing and soliciting proxies. In addition to soliciting proxies by mail, the Trust, the investment adviser, or M3Sixty employees may solicit proxies in person or by telephone. The costs associated with soliciting proxies are expected to be $82,500. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 833-974-3787.

OTHER MATTERS

The Board is unaware of any other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Special Meeting to Be Held on February 7, 2025: The notice of meeting and proxy statement are available at vote.proxyonline.com/m3sixty/docs/TFA2024.pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

APPENDIX A

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

Tactical Investment Series Trust

Adopted: March 29, 2021

A.	Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Tactical Investment Series Trust (the “Trust”) shall be composed entirely of Independent Trustees, as defined by the Investment Company Act of 1940 (the “1940 Act”).

B.	Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the 1940 Act, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements. and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with managers or service providers). See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

C.	Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D.	Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter periodically as needed and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE CHARTER

TACTICAL INVESTMENT SERIES TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PROXY CARD

VOTER PROFILE: Voter ID: 123456789 Shares to Vote: ** confidential	Security ID: 123456789 Household ID: 000000
**please call the phone number below for more information

VOTE REGISTERED TO:

REG1 REG2 REG3 REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(866) 521-4198 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

Tactical Investment Series Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 7, 2025

The undersigned hereby appoints each of Keith Schmidt and Bo Howell, as proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:00 am Central Time, on February 7, 2025, at the offices of M3Sixty Administration, LLC, located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. All shareholders are encouraged to cast a vote for their shares prior to February 7th so that the Trust may reach a quorum to hold the meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 521-4198. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/m3sixty/docs/TFA2024.pdf

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable)	Date

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TFA Tactical Income Fund Tactical Growth Allocation Fund	TFA Quantitative Fund TFA AlphaGen Growth Fund

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

1.  To elect three nominees for Trustee to the Board, each holding office indefinitely or until his respective successor is duly elected and qualified;

a.   Richard M. Curry

b.   Michael Jones

c.   Vivek K. Sarin

	FOR ALL ○	WITHOLD ALL ○	* FOR ALL, EXCEPT ○

*TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT”

AND WRITE THE NOMINEE(S) NAME ON THE LINE.

To transact such other business as may properly come before the Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING